SCB Classand Advisor Class [Member] Investment Strategy - Institutional [Member] - Small Cap Core Portfolio	Sep. 30, 2025
Prospectus [Line Items]
Strategy [Heading]	PRINCIPAL STRATEGIES:
Strategy Narrative [Text Block]
The Portfolio invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies or other securities or instruments with similar economic characteristics, including derivatives related to equity securities. Equity securities are primarily common stocks, although, for purposes of the 80% policy, equity securities may also include preferred stocks, warrants, convertible securities, sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) and equity real estate investment trusts (“REITs”). You will be notified at least 60 days prior to any change to the Portfolio’s 80% investment policy.
AllianceBernstein L.P. serves as the Portfolio’s investment manager (the “Manager”). The Manager invests the assets of the Portfolio primarily in a diversified portfolio of equity securities of small-capitalization companies located in the U.S. The Portfolio defines small-capitalization companies as those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2000 Index (the “Russell 2000”) and the largest company in the Russell 2000. As of August 31, 2025, the market capitalization range of the Russell 2000 was between approximately $4.9 million and $25.9 billion. The market capitalization of the companies included in the Portfolio’s definition of “small-capitalization” companies changes over time as the capitalization of the securities included in the Russell 2000 changes.
The Manager utilizes both quantitative analysis and fundamental research to determine which securities will be held by the Portfolio and to manage risk. The Manager applies quantitative analysis to all of the securities in the Portfolio’s research universe, which is composed primarily of securities in the Portfolio’s benchmark (the Russell 2000 Index). Those securities that score highly on this quantitative analysis are then screened to eliminate those securities that the Manager is recommending against purchasing based on its fundamental research. The Manager additionally sources ideas from its fundamental research to complement its quantitative ideas and derive an additional source of investment performance. The Portfolio is ultimately constructed from quantitatively and fundamentally sourced ideas, with holdings weights optimized to maximize risk-adjusted returns. In its quantitative analysis, the Manager considers a number of metrics that have historically provided some indication of favorable future returns, including metrics relating to valuation, quality, investor behavior and earnings growth. In general, stocks are purchased when, in the view of the Manager, they provide the highest expected returns, considering their contribution to the estimated risk of the Portfolio’s existing investments. Typically, growth in the size of a company’s market capitalization relative to other domestically traded companies does not cause the Manager to dispose of the security. The Manager expects to seek to manage the overall portfolio volatility of the Portfolio relative to the Russell 2000 by favoring securities that the Manager believes offer the best balance between return and targeted risk.
The Portfolio may also invest in exchange-traded funds (“ETFs”) and other investment companies from time to time.
The Portfolio expects to utilize derivatives, such as options, futures contracts, forwards and swaps. For example, the Portfolio may use stock index futures contracts to equitize cash. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Portfolio’s exposure.